UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting Material Under Rule 14a-12


                         MILE MARKER INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transactions applies:
(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                         Mile Marker International, Inc.
                 2121 Blount Road, Pompano Beach, Florida 33069

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 23, 2006


To the Shareholders of Mile Marker International, Inc.:

     The Annual Meeting of Shareholders of Mile Marker International, Inc., a Florida corporation (the "Company"), will be held on May 23, 2006, at 10:00 A.M. at the Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida, 33334, located at I-95 and Cypress Creek Road, for the following purposes:

     1. To elect four (4) directors to hold office until the Annual Meeting of Shareholders in 2007.

     2. To ratify the engagement of Berenfeld, Spritzer, Shechter & Sheer, Certified Public Accountants as the Company's independent auditors for calendar year 2006.

     3. To act upon such other matters as may properly come before the Meeting.

     Holders of Common Stock of record at the close of business on April 14, 2006, are entitled to vote at the Meeting and any adjournment of the Meeting. A list of the shareholders of the Company as of the close of business on April 14, 2006, will be available for inspection during business hours from May 8, 2006, through May 19, 2006, at the Company's offices, 2121 Blount Road, Pompano Beach, Florida 33069, and will also be available at the Annual Meeting.

                                           By Order of the Board of Directors

                                           /s/  Alvin A. Hirsch
                                           -------------------------------------
                                           Secretary

     Dated: March 22, 2006


     Important Notice:

     If you do not plan to attend the Annual Meeting to vote your shares, please complete, date, sign, and promptly mail the enclosed proxy form to Mile Marker International, Inc. in the enclosed stamped envelope at 2121 Blount Road, Pompano Beach, Florida 33069 or fax the proxy form to the Secretary, Mile Marker International, Inc., at 954-782-0770. Any person giving a proxy has the power to revoke it at any time, and shareholders who are present at the meeting may withdraw their proxies and vote in person.

                         MILE MARKER INTERNATIONAL, INC.
                                2121 Blount Road
                          Pompano Beach, Florida 33069


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 23, 2006
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mile Marker International, Inc. (the "Company"), a Florida corporation, of the accompanying proxy for use at the 2006 Annual Meeting of Shareholders (the "Meeting") to be held on May 23, 2006, or at any adjournment or adjournments thereof. Only shareholders of record at the close of business on April 14, 2006 (the "Record Date"), are entitled to vote at the Meeting. Proxy material is being mailed on or about April 20, 2006, to the Company's shareholders of record on the Record Date. All references to the Company herein include its subsidiaries.

                                    THE PROXY

     Shares of Common Stock represented by a duly executed proxy received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted FOR the election as directors of the persons nominated by the Board of Directors, FOR the ratification of the Board's engagement of Berenfeld, Spritzer, Shechter & Sheer, Certified Public Accountants, as the Company's independent auditors for calendar year 2006, and, in accordance with the judgment of the persons voting the proxy, on any other matter that may properly come before the Annual Meeting. The execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. A shareholder may revoke a proxy at any time before it is voted at the Annual Meeting by written notice delivered to the Secretary of the Company.

     This Proxy Statement and the accompanying proxy are being mailed on or about April 20, 2006, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.

Shareholders who execute proxies retain the right to revoke them by notifying the Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of the Company's principal office set forth above in the introductory paragraph to this Proxy Statement or delivered to him at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein. If no direction is given, a properly executed proxy will be voted in favor of the election of directors and for the ratification of the engagement of Berenfeld, Spritzer, Shechter & Sheer, Certified Public Accountants, as the Company's independent auditors for calendar year 2006. A plurality of the votes cast at the Meeting shall be necessary to elect a director and to ratify the Company's engagement of this firm as the Company's independent auditors.

     At the meeting ballots will be distributed with respect to each proposal to be voted upon to the management proxy holders and each shareholder (or the shareholder's proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: FOR, AGAINST or ABSTAIN, except in the case of the proposal to elect directors, the three categories will be, with respect to each director to be elected, FOR the management nominee, WITHHOLD AUTHORITY from voting FOR the management nominee, or FOR another person to be elected as a director. Any shareholder who submits a proxy, even though the shareholder abstains as to one or more proposals, or who is present in person, shall be counted for the purpose of determining if a quorum is present, a quorum being a majority of the outstanding shares of the Common Stock. Because each of the directors will be elected by a plurality of the votes cast at the meeting, an abstention, whether by the shareholder of record or by a broker non-vote where the broker or its nominee is the record holder for the shareholder, reduces the number of votes cast for a particular nominee. Assuming that the voting for director is limited to the nominees, an abstention, including a broker non-vote, has no effect on the determination of who is elected. If there are one or more shareholder nominees opposing the management nominees, the candidates receiving the highest votes FOR will be elected, regardless of how many shares ABSTAIN.

     Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of Common Stock, $.001 par value (the "Common Stock"), held by such shareholder at the close of business on the Record Date. As of March 22, 2006, the Company had issued and there were outstanding 9,966,117 shares of Common Stock.

                              ELECTION OF DIRECTORS
                           (Item No. 1 on Proxy Form)

     Four directors will be elected at the Meeting. The enclosed proxy, unless otherwise specified, will be voted to elect as directors the four nominees named below. Each director elected at the Meeting will serve until the next Annual Meeting of Shareholders and until his or her respective successor is duly elected and qualifies. Each nominee is a member of the current Board of Directors. All nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the management proxy holders will vote for a substitute designated by the current Board of Directors. The Board of Directors recommends a vote FOR the election to the Board of each of the nominees which follow.

     The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. For information as to the shares of the Common Stock held by each nominee, see the section "Voting Securities and Principal Holders Thereof" elsewhere in this Proxy Statement.

                        Age As of                      Position
Nominee                 March 22, 2006     Since       With Company
-------                 --------------     -----       ------------

Richard E. Aho          62                 1993        Chairman of the Board,
                                                       President and Chief
                                                       Executive Officer


Drew V. Aho             38                 2001        Director, Executive Vice
                                                       President and Chief
                                                       Operating Officer

Leslie Aho              49                 1993        Director and Production
                                                       Manager

George Shelley          75                 1999        Director


Executive Officers

As of the Record Date, the Executive Officers of the Company were as follows:

                  Age As of        Officership(s)              Year Became
Name              March 22, 2005   with Company                Executive Officer
----              --------------   ------------                -----------------

Richard E. Aho    62               President and Chief         1993
                                   Executive Officer

Drew V. Aho       38               Executive Vice President    2001
                                   and Chief Operating Officer

Alvin A. Hirsch   61               Secretary, Treasurer and    2001
                                   Chief Financial Officer

Each Executive Officer is elected to serve at the discretion of the Board of Directors.

Business History

     The principal occupation of each executive officer and director of the Company is set forth below. All of the executive officers and directors are elected annually, or until their successors have been duly elected.

     Richard E. Aho formed Mile Marker, Inc., in 1984 to produce and market a series of new products in the automotive market. In 1980, Mr. Aho founded 4X4 Savings, Inc., a predecessor of Mile Marker, Inc. to sell a cost-saving product that was designed for the 4-wheel drive segment of the automotive industry. Mr. Aho became Chairman and Chief Executive Officer of the Company on December 28, 1993. Mr. Aho's expertise is in engineering research, new product design and development and contract manufacturing negotiations. He has received numerous U.S. and foreign patents on Mile Marker products.

     Drew V. Aho has worked for the Company since its inception, with responsibilities for purchasing, engineering, marketing, product development and sales. He became Vice President of the Company in 1989 and Executive Vice President in 2001. He is the Company's Chief Operating Officer and is the Executive Officer responsible for the Company's sales and marketing functions. He was elected to the Company's Board of Directors in 2001. Drew Aho is the son of Richard Aho.

     George R. Shelley was elected to the Board of Directors in 1999. Mr. Shelley currently serves as President of Autoart Investments, Inc. He retired in 1988 as Vice President of Alco Standard, Inc., which purchased Shelley Manufacturing Company in 1971.

     Leslie J. Aho had worked for the Company since its inception, was the Secretary, Treasurer from 1993 to 2001 and has been a Director of the Company since 1993. Before September 2001, she was the officer responsible for the Company's production planning, assembly, warehousing, shipping and human resources management. In March 2004, Ms. Aho became the Company's Production Manager. She is the former wife of Richard Aho.

     Alvin A. Hirsch joined the Company as Secretary, Treasurer and Chief Financial Officer on December 1, 2001. Mr. Hirsch has been the President of Hirsch & Company, Inc., a management consulting firm, since 1986. Mr. Hirsch has also served as chief operating officer, chief financial officer, secretary or treasurer of several public and private companies during the past 23 years. He served as a Vice President of Bankers Trust Company and the Managing Director of Bankers Trust Australia during the period 1970-1983. Mr. Hirsch has an MBA Degree in Finance from New York University.

Board Meetings
--------------

     There were ten meetings of the Company's Board of Directors in 2005. All members of the Board attended ten meetings except Leslie Aho, who attended nine meetings.

Board Committees
----------------

     There are no committees of the Board of Directors of the Company. The Board acts as the Company's Audit Committee. The Company has no Nominating Committee because the Directors constitute the controlling shareholders of the Company.

Shareholder Meetings
--------------------

     All Directors attended the prior year's annual meeting and are expected to attend the 2006 Annual Shareholders Meeting. Representatives of the Company's independent auditors are expected to attend the 2006 Annual Shareholders Meeting, will have an opportunity to make statements and will be available to respond to appropriate questions.

Family Relationships
--------------------

     Richard and Drew Aho are father and son.

Shareholder Communications with Directors
-----------------------------------------

     Shareholders of the Company may contact any of the Directors by writing to them at Mile Marker International, Inc., 2121 Blount Road, Pompano Beach, Florida, 33069. The Company has not established any formal policy on the matter of shareholder communications with members of its Board.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The table below sets forth information with respect to the beneficial ownership of the Company's common stock by (i) each person who is known to be the beneficial owner of more than five percent of the Company's common stock,
(ii) all directors and nominees, (iii) each executive officer, and (iv) all directors and executive officers as a group. Unless otherwise indicated, the Company believes that the beneficial owner has sole voting and investment power over such shares. The Company does not believe that any shareholders act as a "group," within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. As of March 22, 2006, the Company had issued 10,215,272 and had outstanding 9,966,117 shares of common stock.

          Name and Address               Number of Shares         Percentage of
          of Common Stock                of Common Stock          Common Stock
          Beneficial Owner               Beneficial Owned          Ownership
     ---------------------------------------------------------------------------

     Richard E. Aho (1)(2)(3)(4)             4,531,375               44.45%
     2121 Blount Road
     Pompano Beach , FL  33069

     Cede & Company (8)                      3,535,241               35.47%
     7 Hanover Square
     New York, NY  10004

     Leslie J. Aho (1)(3)(4)(5)              1,598,750               15.68%
     2121 Blount Road
     Pompano Beach , FL  33069

     George R. Shelley (1)(4)                  610,000                5.98%
     1412 S.W. 13th Court
     Pompano Beach, FL  33069

     Drew V. Aho (1)(2)(4)(6)(7)               300,000                2.94%
     2121 Blount Road
     Pompano Beach, FL  33069

     Alvin A. Hirsch (2)(4)                    125,000                1.23%
     2121 Blount Road
     Pompano Beach, FL  33069

     All Executive Officers and              5,576,375               54.70%
     Directors as a Group (5 persons)

     (1)  Director
     (2)  Officer
     (3) Includes 1,588,750 shares owned by Leslie Aho, of which Richard Aho is the beneficial owner by virtue of a September 14, 2001 Shareholders Agreement.
     (4)  Includes Incentive Stock Options.
     (5)  Leslie J. Aho is the former wife of Richard E. Aho
     (6)  Drew V. Aho is the son of Richard E. Aho
     (7) Includes 50,000 shares held in trust for Mr. Aho's daughter but excludes 55,000 shares held by Mr. Aho's wife, in which he disclaims any beneficial ownership.
     (8) Nominee for Depository Trust Company which holds all shares held in multiple "street name" brokerage accounts.

                             EXECUTIVE COMPENSATION

     The following table and notes present for the three years ended December 31, 2005, all compensation paid by the Company to all executive officers whose total compensation exceeded $100,000 in any of the years ended December 31:

Summary Compensation Table                                                               LONG-TERM
                                              ANNUAL COMPENSATION                       COMPENSATION
                               ------------------------------------------------   -------------------------
Officer Name and                 Fiscal                          Other Annual       Securities Underlying
Principal Position                Year     Salary      Bonus     Compensation           Options/SARs
-------------------------------------------------------------------------------   -------------------------
Richard E. Aho                    2005    $280,000   $156,250      $12,000  (1)                0
President and Chief               2004    $213,846    $80,000      $12,000  (1)             75,000
Executive Officer                 2003    $203,846    $40,000       $3,600  (1)            100,000

Drew V. Aho                       2005    $168,000    $50,000      $12,000  (1)                0
Executive Vice President          2004    $138,000    $50,000      $13,200  (1)(2)          35,000
and Chief Operating Officer       2003    $110,015    $25,000       $9,600  (1)(2)          50,000

Alvin A. Hirsch                   2005    $168,000    $30,000       $7,200  (2)                0
Secretary, Treasurer and          2004    $128,308    $30,000       $6,000  (2)             25,000
Chief Financial Officer           2003    $122,308    $15,000          -                    30,000

(1) - Directors Fees
(2) - Automobile Allowance


On November 1, 2004, the Company executed three-year Executive Employment Agreements with its President/CEO for an annual salary of $280,000, its Executive Vice President/COO for an annual salary of $168,000 and its Secretary/ Treasurer/CFO for an annual salary of $168,000. During 2005, the Company granted no stock options.


Aggregate Options Exercised in Last Fiscal Year and Year-End Option Values
--------------------------------------------------------------------------------
                                                  Number of        Value of
                      Number         Value        Shares for     In-the-Money
    Name of          of Shares      Realized     Unexercised      Unexercised
   Executive         Acquired          on        Exercisable      Exercisable
    Officer         on Exercise     Exercise       Options          Options
--------------------------------------------------------------------------------

Richard E. Aho          0              $0           75,000           $9,750

Drew V. Aho             0              $0           35,000          $15,750

Alvin A. Hirsch         0              $0           25,000          $11,250

                            COMPENSATION OF DIRECTORS

     Each of the Company's four directors received directors' fees of $12,000 during 2005. One of the Company's directors also received $5,500 in consulting fees during 2004 pursuant to a Consulting Agreement that has since been terminated.


                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                           (Item No. 2 on Proxy Form)

     Berenfeld, Spritzer, Shecter & Sheer, has been selected by the Board of Directors to serve as the Company's independent auditors for the current fiscal year. The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Berenfeld, Spritzer, Shechter & Sheer as our auditors.

     Berenfeld, Spritzer, Shechter & Sheer, Certified Public Accountants, and its predecessors, Puritz and Weintraub, LLP, have served as the Company's independent auditors for the years 2001 through 2005. During this period, there have been no disagreements with the Company's independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the independent auditors, would have caused them to make reference to the subject matter of any such disagreement in their reports on the financial statements. A representative of Berenfeld, Spritzer, Shechter & Sheer is expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement and answer shareholder questions.

     The following table sets forth fees billed to the Company by the Company's independent auditors for the years ended December 31, 2005 and December 31, 2004 for (i) services rendered for the audit of the Company's annual financial statements and the review of the Company's quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported as Audit Fees, (iii) services rendered in connection with tax preparation, compliance, advice and assistance, and (iv) all other services.


               Services                     2005             2004
               --------                     ----             ----

               Audit Fees                    $49,599          $49,125
               Audit- Related Fees            $1,965           $1,500
               Tax Fees                       $5,801           $3,300
               All Other Fees                   $700           $3,350
                                         ------------     ------------
                   Total Fees                $58,065          $57,275
                                         ============     ============

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange requires the Company's executive officers and directors, and persons who hold more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission certain reports regarding ownership of, and transactions in, the Company's securities. Such executive offices, directors and 10% stockholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they filed. Based solely on a review of the copies of such forms received by it, the Company believes that for the year ended December 31, 2005, all reporting persons complied with
Section 16(a) filing requirements.


               DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2007 ANNUAL
                                     MEETING

     Shareholder proposals which are intended to be presented by such shareholders at the Company's 2007 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company's principal executive offices no later than December 15, 2006, in order to be considered for inclusion in the proxy statement and form of proxy relating to the meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. If the Company is not notified of a shareholder proposal by February 15, 2007, then the proxy held by management of the Company may provide the discretion to vote against such shareholder proposal even though such proposal is not included in the proxy statement and form of proxy.

                             SOLICITATION OF PROXIES

     The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers of the Company or its subsidiaries. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to proxy materials from, beneficial owners.

                                  OTHER MATTERS

     Our Board of Directors is not aware of any business to be conducted at the Annual Meeting of Shareholders other than the proposals described in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named in the accompanying proxy card will vote in accordance with their best judgment. A copy of our 2005 Annual Report on Form 10-KSB, including financial statements, as filed with the Securities and Exchange Commission is being included herewith. Additional copies may be obtained without charge upon written request to the Corporate Secretary, Mile Marker International, Inc., 2121 Blount Road, Pompano Beach, Florida 33069. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                           By Order of the Board of Directors

                                           /s/ Alvin A. Hirsch
                                           -------------------------------------
                                           Secretary

                         Mile Marker International, Inc.
                    2121 Blount Road, Pompano Beach, FL 33069

                                   ***PROXY***

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alvin A. Hirsch as Proxy with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all shares of Common Stock of Mile Marker International, Inc., held of record by the undersigned on April 14, 2006, at an Annual Meeting of Shareholders to be held on May 23, 2006, or any adjournment thereof.

1.   FOR THE ELECTION OF THE FOLLOWING PERSONS AS DIRECTORS:

     RICHARD E. AHO:         _____ FOR   _____ AGAINST   _____ ABSTAIN

     DREW V. AHO:            _____ FOR   _____ AGAINST   _____ ABSTAIN

     GEORGE R. SHELLEY:      _____ FOR   _____ AGAINST   _____ ABSTAIN

     LESLIE J. AHO:          _____ FOR   _____ AGAINST   _____ ABSTAIN


2. RATIFICATION OF THE COMPANY'S ENGAGEMENT OF THE FIRM OF BERENFELD, SPRITZER, SHECHTER & SHEER AS THE COMPANY'S INDEPENDENT AUDITORS FOR CALENDAR YEAR 2006.

     FOR ___________   AGAINST ___________   ABSTAIN ____________

3. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting or any adjournments of the Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR each of the director nominees and FOR Proposals 2 and 3.

Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by an authorized person.

          Page 2 of Proxy for May 23, 2006, Annual Shareholders Meeting


     Dated: ___________________, 2006


     Number of shares held:____________________________


     Signature   ___________________________________


     ____________________________________________________
     Please Type or Print Your Name(s)


     If you have had a change of Address, please print or type your new address on the lines below:

     ________________________________________________________

     ________________________________________________________

     ________________________________________________________


     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

     THANK YOU.